Contingencies	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Contingencies
18	Contingencies
The Group is party to civil and labor lawsuits involving loss risks. Provisions for losses resulting from lawsuits are estimated and updated by the Group, based on analysis from the Group’s legal advisors.
The breakdown of existing contingencies classified as probable by the Group, based on the evaluation of its legal advisors, which are recognized as a liability, is as follows:

	December 31, 2023	December 31, 2022
Civil	48	6
Labor	10	95
Tax	170	84

Total	228	185

The breakdown of existing contingencies classified as possible by the Group, based on the evaluation of its legal advisors, for which no provision was recognized, is as follows:

	December 31, 2023	December 31, 2022
Civil	114	118
Labor	176	—
Tax	1,067	878

Total	1,357	996

On October 9, 2020, Mirakl, Incorporated, filed a complaint for unspecified damages and preliminary and permanent injunctive relief in the United States District Court for the District of Massachusetts against our subsidiary VTEX Commerce Cloud Solutions LLC, or VTEX USA, and certain of its employees that were formerly employed by the plaintiff.

On April 14, 2021, the court denied the motion to dismiss. On October 4, 2021, the court granted VTEX’s motion to appoint an independent expert to manage forensic discovery. On December 31, 2021, the court approved a forensic protocol to be employed by the independent expert. As of December 31, 2022, the parties are conducting discovery. Although VTEX plans to defend itself against such lawsuit, the Company is not able to predict the outcomes of such lawsuit at this current discovery stage. On December 31, 2023, 2022 and 2021, this contingency was classified as possible, however at the end of the reporting period it was not possible to estimate the future cash outflows at this stage of the lawsuit, and, therefore, it was not included in the table above.